Daily Assets Fund Institutional

Semiannual Report

December 31, 2002

[Deutsche Asset Management Logo]

Contents

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Account Management Resources

<Click Here> Privacy Statement

CUSIP Number
Daily Assets Fund Institutional	055924781

This report must be preceded or accompanied by a current prospectus for the fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Economic Overview

Dear Shareholder:

For the past few years, economic activity has been restrained by the unwinding of the late-1990s boom.

During the boom of the late 1990s, companies invested large quantities of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed. Then stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

Now we see the economy recovering in a series of starts and stops, thanks to two conflicting factors. On one hand, aggressive government policies have kept the economy from stumbling too badly as companies and individuals adjusted to the slowdown. Low interest rates and tax cuts made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to manufacture more goods - and continue to make money. On the other hand, increased geopolitical uncertainty - fears of terrorism and worries about the effect of a potential war in Iraq - has made already-hesitant consumers and businesses even more reluctant to spend and expand.

The outlook for 2003 hinges on how these factors play out. The recovery is likely to be slow for two reasons. First, individuals still need to increase their savings levels. And second, businesses still have more equipment, factories and inventories than they need. But government policies should be helpful. The Federal Reserve is likely to keep interest rates low, and tax relief packages will likely further stimulate spending. And perhaps most importantly, we believe that geopolitical uncertainty will decrease. That doesn't mean that war will be averted in the Middle East. However, any conflict in the Middle East would create the potential for oil prices to increase, which could, in turn, cause a significant shock to the economy.

If these shocks are avoided, the economic recovery should solidify. This will improve the financial markets. We expect the stock market to improve as businesses begin to make money again - but even after the price declines of the past three years, stocks are still not cheap, so returns will likely be lower than they were in the 1980s and 1990s. As for the fixed income market,

Economic Guideposts Data as of 12/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Of course, there are risks to our forecast. The economic rebound could be more powerful than we anticipate - especially if there is a quick and favorable resolution of tensions in the Middle East. But the rebound also could be less powerful than we anticipate. For example, the economy is especially vulnerable to adverse geopolitical shocks, which could cause already-timid consumers and businesses to hunker down further.

A similar forecast exists for international economies. We expect a modest growth in corporate profits across the board. And foreign stocks are relatively cheap. As a result, we expect single-digit positive returns in the overseas stock markets. However, our optimism is tempered by geopolitical uncertainty and its potential impact on oil.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of January 10, 2003, and may not actually come to pass.

Portfolio Management Review

In the following interview, Portfolio Manager Christine C. Haddad discusses the market environment and her team's approach to managing Daily Assets Fund Institutional during the six-month period ended December 31, 2002, and offers an outlook for the months ahead.

Q: How did the fund perform over the semiannual period?

A: Over the six months ended December 31, 2002, Daily Assets Fund Institutional's seven-day annualized yield declined from 1.87% to 1.45%, primarily reflecting the Federal Reserve Board's 50-basis-point (i.e., one-half of a percentage point) interest rate cut on November 6, 2002. The Federal Reserve Board's interest rate cut had only a modest impact on the fund's yield because the higher-yielding securities bought by the fund before the rate cut continue to benefit the fund's yield until these securities mature. At maturity, the proceeds will be reinvested in securities that reflect the current level of rates, which are likely to be lower given the Federal Reserve Board rate cut. For the six-month period ended December 31, 2002, the fund returned 0.86%, compared with the 0.70% average return of the iMoneyNet First Tier Institutional Money Funds Average.1

1 Money Fund Report Average, a service of iMoneyNet, Inc., provides averages for categories of similar money market funds.

Q: Until November, the Federal Reserve Board held interest rates steady through the annual period, following its aggressive easing in 2001. What dominated money market activity instead?

A: While the targeted federal funds rate2 remained unchanged until November 6, Federal Reserve Board policy still had a major impact on the backdrop to money market activity. In August 2002, an uneven economic recovery led the Federal Reserve Board to say that it was paying close attention to the financial markets in its future policy decisions. In September, the Federal Reserve Board left rates unchanged, but it was a decision opposed by two Board members. Then, following a weak employment report as well as other unfavorable economic reports, the Federal Reserve Board cut the targeted federal funds rate by 50 basis points to 1.25% on November 6 in an effort to jump-start an economy that it thought may be decelerating. This surprisingly aggressive move provided investors with an indication that the economy - which Fed chairman Alan Greenspan said was in a "soft spot" - had the support it needed to improve.

2 The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of US Federal Reserve Board monetary policy.

Q: How did the pace of US economic growth influence the money markets?

A: During the semiannual period, the US economy grew slightly on the back of strong consumer demand for houses, housing-related items and automobiles. Still, the threat of war with Iraq, volatility in the stock market, rising oil prices and relatively soft employment numbers all weighed on consumer confidence, which slumped in October to its lowest level since 1993. Business spending showed no convincing signs of improving until November, when a rise in durable goods orders signaled a possible turnaround. In fact, November seems to have been a turning point for the economy.

The Republicans' win of the House and Senate increased prospects for fiscal stimulus to help boost the struggling economy. Fears of an impending war with Iraq subsided, for a time, with the U.N. weapons inspections. As calmer spirits prevailed, investors returned to the stock market, which climbed to a second consecutive monthly gain of more than 5%. Consumer confidence rallied despite a poor labor market. The holiday season for retailers was softer than anticipated, and the stock market declined by about 6% in December, but the US economy still managed to chug along at a positive rate.

Also in December, the Bush administration shook up its economic team, with President Bush's dismissal of the Treasury secretary and White House economic advisor. Though midterm cabinet reappointments are not unusual, the financial markets took this as a sign that President Bush is looking to revive the economy with a new stimulus plan, including aggressive tax cuts.

Given this backdrop, investors sought out the relative stability of fixed-income securities during most of the semiannual period. While the short end of the money market yield curve held steady, longer-term yields fell substantially, thus flattening the yield curve. As the financial markets assigned a high probability to an interest rate cut, the money market yield curve became inverted at some points during October. In November, as positive economic data moved investors out of bonds and into stocks, the money market yield curve became positively sloped and continued to steepen, offering attractive buying opportunities. In December, the yield curve flattened again just a bit.

Q: In light of recent market conditions, what has been the fund's strategy?

A: By staying disciplined in the purchase of high-quality instruments and actively maintaining a longer-than-benchmark duration profile as market conditions changed, we were able to produce highly competitive yields in Daily Assets Fund Institutional for the semiannual period. In light of the uncertainty in the financial markets and in the US economy, we maintained an aggressive average weighted maturity, generally in the 50- to 55-day range, for most of the semiannual period. At the start of the period, we maintained a "barbell strategy," whereby we purchased short-dated commercial paper for liquidity and also focused on adding yield through certificates of deposit and agency discount notes in the nine-month to one-year sector as well as 13-month callable agencies to take advantage of the higher yields available at the long end of the money market yield curve.

Toward the end of the third calendar quarter when the yield curve flattened and the large percentage of shorter-term holdings became vulnerable to potential interest rate cuts by the Federal Reserve Board, we adjusted our strategy to include purchases of securities in the middle of the money market yield curve. We focused our investments during October in the one- to three-month range, locking in attractive rates and making the portfolio less susceptible to the Federal Reserve Board action. We also reduced the portfolio's position in floating-rate notes. In November, as the yield curve steepened again, we bought primarily in the three- to six-month range, where we were able to pick up significant yield while maintaining the fund's weighted average maturity at the longer end of its range. For the first time in several months, we were able to add floating-rate-note product to the portfolio, as the flat yield curve of the prior six to eight months had not made this an attractive investment. In December, we added liquidity to the fund in anticipation of typical year-end needs.

Q: What is your outlook for the coming months?

A: The US economy no longer appears in danger of dipping back into recession, although corporations have yet to join consumers in the recovery. With little inflation pressure evident, we expect the Federal Reserve Board to leave rates unchanged at its January meeting. However, reports from U.N. weapons inspectors in Iraq, North Korea's renewal of its nuclear program, a spike in oil prices and the ongoing softness in the US dollar threaten to keep markets on edge in the early months of 2003.

As the new year begins, we expect the Federal Reserve Board to remain vigilant and do whatever is necessary, within its power, to move the economy forward. While Chairman Greenspan has said that he does not think the recent 50-basis-point cut is going to be inflationary, as soon as the Federal Reserve Board sees signs of heightened inflation, the interest rate reductions will be over. It should also be remembered that because changes in monetary policy typically take at least six months to affect the economy, it will be a while before we know how effective the November action will be in moving the economy forward. Because the Federal Reserve Board assumed a neutral bias at its November meeting, we think short-term interest rates should remain relatively stable well into 2003. We further believe that fiscal stimulus in the form of tax cuts and spending programs by the US government will play as crucial a role as the Federal Reserve Board in spurring economic growth.

We do expect the money market yield curve to steepen in the near future (i.e. for six- to 12-month yields to become more attractive). We are thus prepared to cautiously extend the average maturity of the fund at the appropriate time. We intend to maintain our conservative investment strategies. We will also seek to provide high current income consistent with liquidity and capital preservation.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Investment Portfolio as of December 31, 2002 (Unaudited)	The accompanying notes are an integral part of the financial statements.

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 44.1%
Abbey National Treasury Services PLC 1.281%, 1/2/2003	138,000,000	138,000,000
2.585%, 3/31/2003	50,000,000	49,996,995
1.328%*, 3/31/2003	50,000,000	49,992,664
ABN Amro Bank, NV: 1.32%, 1/13/2003	20,000,000	19,999,799
2.49%, 1/6/2003	30,000,000	30,001,427
Allied Irish Banks PLC, 1.78%, 1/22/2003	100,000,000	100,000,000
American Express Centurian Bank: 1.4%, 1/6/2003	100,000,000	100,000,000
1.4%*, 4/16/2003	50,000,000	49,997,180
Bank of Montreal, 0.75%, 1/2/2003	116,000,000	116,000,000
Bank of Nova Scotia: 2.205%, 1/22/2003	100,000,000	100,000,000
2.97%, 3/31/2003	50,000,000	50,065,867
Barclays Bank PLC, 1.34%, 1/14/2003	100,000,000	99,999,632
Caixa Geral de Depositos, 1.35%, 2/18/2003	50,000,000	50,000,000
Canadian Imperial Bank: 1.355%, 7/2/2003	75,000,000	74,979,304
1.37%*, 9/26/2003	200,000,000	199,991,690
1.73%, 1/7/2003	15,000,000	14,999,873
Citibank, NA, 1.78%, 1/23/2003	125,000,000	125,000,000
Comerica Bank: 1.45%*, 1/30/2003	25,000,000	25,001,154
1.47%*, 2/18/2003	100,000,000	100,008,490
Credit Agricole Indosuez SA: 1.333%*, 3/31/2003	50,000,000	49,993,275
1.78%, 1/21/2003	200,000,000	200,000,000
2.175%, 1/23/2003	100,000,000	100,000,000
2.2%, 1/22/2003	75,000,000	75,000,000
2.3%, 2/10/2003	15,000,000	14,999,993
Credit Suisse First Boston, 1.35%, 2/18/2003	100,000,000	100,000,000
Danske Bank: 1.75%, 1/17/2003	100,000,000	100,000,000
2.185%, 1/23/2003	50,000,000	50,000,301
Dorada Finance, Inc., 2.5%, 2/26/2003	25,000,000	25,000,000
Dresdner Bank AG: 1.8%, 1/17/2003	100,000,000	100,000,000
2.6%, 5/13/2003	45,000,000	45,057,267
Hamburgische Landesbank Girozentrale, 1.34%, 1/15/2003	135,000,000	135,000,000
HBOS PLC: 1.34%, 2/12/2003	40,000,000	40,000,000
1.38%, 5/19/2003	100,000,000	100,000,000
1.76%, 1/21/2003	150,000,000	150,000,000
1.78%, 1/22/2003	60,000,000	60,000,000
HSBC Bank USA, Inc., 1.35%, 6/18/2003	50,000,000	50,000,000
ING Bank NV: 1.35%, 5/19/2003	100,000,000	100,000,000
1.36%, 2/19/2003	50,000,000	50,000,000
1.75%, 1/8/2003	25,000,000	25,000,000
1.79%, 1/23/2003	96,000,000	96,000,000
JP Morgan Chase & Co., 1.53%*, 2/20/2003	193,000,000	193,033,285
KBC Bank, 1.35%, 1/17/2003	100,000,000	100,000,000
Landesbank Baden Wurttemberg, 1.38%, 5/19/2003	50,000,000	50,000,000
Natexis Banque Poplaires, 2.19%, 1/23/2003	50,000,000	50,000,000
Norddeutsche Landesbank Girozentrale: 1.338%*, 6/30/2003	85,000,000	84,981,023
1.905%, 4/25/2003	25,000,000	25,000,390
Nordea Bank Finland PLC: 1.366%*, 9/10/2003	50,000,000	49,989,609
2.34%, 2/7/2003	75,000,000	75,000,000
State Street Bank and Trust Co., 1.21%, 1/2/2003	25,000,000	25,000,000
Svenska Handelsbanken AB 1.36%, 1/10/2003	100,000,000	100,000,248
1.36%, 1/13/2003	75,000,000	75,000,000
1.76%, 1/17/2003	140,000,000	140,000,619
Swedbank AB, 1.39%*, 9/26/2003	175,000,000	174,987,151
Toronto Dominion Bank: 1.35%, 6/20/2003	150,000,000	150,000,000
2.74%, 3/14/2003	10,000,000	10,019,185
2.92%, 3/21/2003	10,000,000	10,024,944
Unicredito Italiano SpA: 1.35%, 3/18/2003	50,000,000	50,000,000
1.61%, 2/4/2003	28,000,000	28,007,101
1.71%, 1/15/2003	25,000,000	24,999,317
1.79%, 1/21/2003	50,000,000	50,000,274
US Bank, NA, 0.688%, 1/2/2003	355,843,087	355,843,087
Westdeutsche Landesbank Girozentrale: 1.341%**, 6/13/2003	50,000,000	49,696,390
1.385%, 5/19/2003	50,000,000	50,000,952
Total Certificates of Deposit and Bank Notes (Cost $5,081,668,486)		5,081,668,486

Commercial Paper 35.9%
American Honda Finance Corp.: 1.38%*, 3/14/2003	50,000,000	50,000,000
1.391%*, 9/5/2003	50,000,000	50,000,000
1.4%*, 3/17/2003	50,000,000	50,000,000
1.656%*, 8/4/2003	30,000,000	29,999,343
Appreco, Inc., 1.36%**, 1/21/2003	30,600,000	30,576,880
Asset Port Funding, 1.72%**, 1/9/2003	20,000,000	19,992,356
Beta Finance, Inc., 2.41%, 2/3/2003	50,000,000	49,999,550
Caisse D'Epargne et Prevoyance, 2.22%, 2/25/2003	85,000,000	84,711,174
CC (USA), Inc.: 1.35%**, 2/27/2003	29,000,000	28,938,013
1.38%**, 5/19/2003	30,000,000	29,841,300
1.78%**, 1/21/2003	30,000,000	29,970,333
2.58%, 3/13/2003	95,000,000	94,998,152
CIT Group, Inc., 1.47%**, 1/16/2003	25,000,000	24,984,688
Compass Securitization LLC, 1.37%**, 1/7/2003	100,000,000	99,977,167
Falcon Asset Securitization Corp., 1.36%**, 1/23/2003	249,400,000	249,192,721
Fortis Funding LLC, 1.35%**, 5/13/2003	50,000,000	49,752,500
General Electric Capital Assurance Co.: 1.419%*, 1/22/2003	2,500,000	2,500,037
1.419%*, 3/24/2003	51,200,000	51,201,191
1.501%*, 6/3/2003	25,000,000	25,000,000
1.72%**, 1/8/2003	15,000,000	14,994,983
1.897%*, 10/22/2003	129,800,000	129,950,949
7.5%, 6/5/2003	4,545,000	4,649,199
Greyhawk Funding LLC: 1.31%**, 1/21/2003	25,000,000	24,981,806
1.35%**, 2/21/2003	41,000,000	40,921,588
1.36%**, 1/24/2003	150,000,000	149,869,667
K2 (USA) LLC, 1.78%**, 1/21/2003	99,000,000	98,902,100
Links Finance LLC, 1.35%**, 2/18/2003	65,000,000	64,883,000
Metlife, Inc., 1.78%**, 1/16/2003	77,500,000	77,442,521
Mont Blanc Capital Corp.: 1.78%**, 1/14/2003	160,000,000	159,841,778
1.78%**, 1/21/2003	55,831,000	55,795,113
Northern Rock PLC: 1.35%, 1/13/2003	65,000,000	65,000,000
1.35%, 2/13/2003	85,000,000	85,000,000
1.35%**, 2/18/2003	50,000,000	49,910,000
1.36%, 6/23/2003	15,000,000	15,000,000
1.79%, 1/22/2003	50,000,000	50,000,290
Old Line Funding Corp., 1.35%**, 1/8/2003	5,075,000	5,073,668
Park Avenue Receivables Corp., 1.37%**, 1/8/2003	81,860,000	81,838,193
Pennine Funding LLC, 1.35%**, 6/18/2003	110,000,000	109,307,000
Perry Global Funding LLC, 1.84%**, 1/10/2003	22,446,000	22,435,675
Pfizer, Inc., 5.75%, 1/15/2003	5,750,000	5,756,844
Prefco: 1.35%**, 1/14/2003	169,000,000	168,917,612
1.35%**, 2/6/2003	100,000,000	99,865,000
1.36%**, 1/6/2003	40,000,000	39,992,444
Quincy Capital Corp., 1.35%**, 2/14/2003	67,195,000	67,084,128
Salomon Smith Barney Holdings, Inc., 1.39%*, 4/28/2003	100,000,000	100,000,000
Scaldis Capital LLC, 1.36%**, 6/13/2003	34,647,000	34,433,651
Sheffield Receivables Corp.: 1.35%**, 1/7/2003	59,080,000	59,066,707
1.35%**, 1/14/2003	125,000,000	124,939,063
1.36%**, 1/22/2003	163,780,000	163,650,068
1.37%**, 1/10/2003	105,360,000	105,323,914
1.384%*, 1/21/2003	15,000,000	15,000,000
1.78%**, 1/6/2003	15,000,000	14,996,292
Spintab AB, 1.35%**, 2/24/2003	43,500,000	43,411,913
Spintab AB, 1.35%**, 4/14/2003	31,000,000	30,880,263
Tulip Funding Corp., 1.37%**, 1/15/2003	106,538,000	106,481,239
Verizon Global Funding Corp., 1.47%*, 4/14/2003	135,000,000	135,012,920
Windmill Funding Corp., 1.35%**, 1/7/2003	50,000,000	49,988,750
Wells Fargo Financial, Inc.: 1.25%, 1/2/2003	300,000,000	300,000,000
7.2%, 5/1/2003	120,000,000	122,234,785
Total Commercial Paper (Cost $4,144,468,528)		4,144,468,528

US Government Agency Obligations 12.7%
Federal Farm Credit 1.29%*, 3/16/2004	50,000,000	49,975,872
1.67%, 4/1/2003	140,000,000	139,999,011
Federal Home Loan Bank: 1.58%, 12/10/2003	300,000,000	300,000,000
1.6%, 1/16/2004	25,000,000	25,000,000
1.75%, 11/7/2003	90,000,000	90,000,000
1.86%, 11/3/2003	40,000,000	40,000,000
Federal Home Loan Mortgage Corp.: 1.28%**, 1/31/2003	150,000,000	149,840,000
1.28%**, 2/27/2003	125,000,000	124,746,667
1.735%**, 1/30/2003	5,070,000	5,062,975
Federal National Mortgage Association: 1.27%**, 2/7/2003	50,000,000	49,934,736
1.57%, 1/16/2004	35,000,000	35,000,000
1.6%, 12/24/2003	30,000,000	30,000,000
1.703%**, 1/8/2003	98,805,000	98,772,532
1.705%**, 1/22/2003	100,000,000	99,900,542
1.733%**, 1/15/2003	41,953,000	41,925,113
1.75%, 12/8/2003	115,000,000	115,000,000
4.0%, 8/15/2003	25,000,000	25,336,151
4.625%, 5/15/2003	27,109,000	27,345,666
Total US Government Agency Obligations (Cost $1,447,839,265)		1,447,839,265

Funding Agreements (b) 0.6%
Security Life of Denver Insurance Co., 1.5%*, 2/24/2003	40,000,000	40,000,000
Travelers Insurance Co., 1.84%*, 1/27/2003	30,000,000	30,000,000
Total Funding Agreements (Cost $70,000,000)		70,000,000

Money Market Funds 6.7%
Aim Liquid Assets Portfolio, 1.34%	474,239,732	474,239,732
Federated Prime Obligation Fund, 1.35%	300,000,000	300,000,000
Total Money Market Funds (Cost $774,239,732)		774,239,732

US Treasury Obligations 0.1%
US Treasury Bill, 1.242%**, 5/22/2003 (Cost $9,951,362)	10,000,000	9,951,362
Total Investment Portfolio - 100% (Cost $11,528,167,373) (a)		11,528,167,373

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2002.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $11,528,167,373
(b) Subject to a seven-day demand feature.

The accompanying notes are an integral part of the financial statements.

Financial Statements	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2002 (Unaudited)
Assets
Investment in securities, at amortized cost	$ 11,528,167,373
Cash	32,382
Interest receivable	28,649,027
Other assets	179,065
Total assets	11,557,027,847
Liabilities
Dividends payable	14,891,907
Advisory fee payable	979,753
Other accrued expenses and payables	280,158
Total liabilities	16,151,818
Net assets, at value	$ 11,540,876,029
Net Assets
Accumulated net realized gain (loss)	70,168
Paid-in capital	11,540,805,861
Net assets, at value	$ 11,540,876,029
Net Asset Value
Net Asset Value, offering and redemption price per share ($11,540,876,029 / 11,541,104,921 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2002 (Unaudited)
Investment Income
Interest	$ 115,313,307
Expenses: Advisory fee	6,372,841
Administration and service fees	1,276,636
Auditing	9,880
Legal	10,500
Trustees' fees and expenses	135,504
Reports to shareholders	6,549
Other	110,882
Total expenses, before expense reductions	7,922,792
Expense reductions	(268,687)
Total expenses, after expense reductions	7,654,105
Net investment income (loss)	107,659,202
Net realized gain (loss) on investment transactions	646,979
Net increase (decrease) in net assets resulting from operations	$ 108,306,181

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002
Operations: Net investment income	$ 107,659,202	$ 327,387,892
Net realized gain (loss) on investment transactions	646,979	10,323,620
Net increase (decrease) in net assets resulting from operations	108,306,181	337,711,512
Distributions to shareholders from: Net investment income and short term gains	(112,328,589)	(335,768,646)
Fund share transactions: Proceeds from shares sold	12,681,023,598	26,676,711,788
Reinvestment of distributions	4,153,357	-
Cost of shares redeemed	(13,954,753,049)	(27,611,064,132)
Net increase (decrease) in net assets from Fund share transactions	(1,269,576,094)	(934,352,344)
Increase (decrease) in net assets	(1,273,598,502)	(932,409,478)
Net assets at beginning of period	12,814,474,531	13,746,884,009
Net assets at end of period	$ 11,540,876,029	$ 12,814,474,531
Other Information
Shares outstanding at beginning of period	12,810,681,015	13,745,033,359
Shares sold	12,681,023,598	26,676,711,788
Shares issued in reinvestment of distributions	4,153,357	-
Shares redeemed	(13,954,753,049)	(27,611,064,132)
Net increase (decrease) in Fund shares	(1,269,576,094)	(934,352,344)
Shares outstanding at end of period	11,541,104,921	12,810,681,015

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2002[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations:
Net investment income	.009	.03	.06	.06	.05	.06
Net realized and unrealized gain (loss) on investment transactions	-[b]	-[b]	-[b]	-[b]	-[b]	-[b]
Total from investment operations	.009	.03	.06	.06	.05	.06
Less distributions from: Net investment income	(.009)	(.03)	(.06)	(.06)	(.05)	(.06)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.86**	2.64	6.07	5.84	5.25	5.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11,541	12,814	13,747	8,845	7,805	5,729
Ratio of expenses (%)	.12*	.12	.12	.12	.12	.12
Ratio of net investment income (%)	1.69*	2.52	5.78	5.75	5.11	5.55
[a] For the six months ended December 31, 2002 (Unaudited). [b] Less than $.0005 per share. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

Note 1-Organization and Significant Accounting Policies

A. Organization

BT Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, an open-end management investment company organized as a Massachusetts business trust. Daily Assets Fund Institutional (the "Fund") is one of the funds the Trust offers to institutional and "accredited" investors as defined under the Securities Act of 1933.

The investment objective of the Fund is to seek a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments. Details concerning the Fund's investment objective and policies and the risk factors associated with the Fund's investments are described in the Prospectus and Statement of Additional Information.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

C. Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

D. Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

E. Distributions of Income and Gains

All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. For the purposes of the daily dividend, net investment income can include all net realized short-term capital gains and net realized short and long-term capital losses on portfolio securities.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At June 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 25,002,321
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ -
Net unrealized appreciation (depreciation) on investments	$ -

In addition, during the years ended June 30, 2002 and June 30, 2001 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2002	2001
Distributions from ordinary income	$ 335,768,646	$ 621,489,021

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

F. Other

Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

Note 2-Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. ("DeAM, Inc."), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. The Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.10%.

Effective July 30, 2002, the Fund, as approved by the Fund's trustees and shareholders, implemented a new advisory agreement with DeAM, Inc. The new advisory agreement contains substantially similar provisions to the pre-existing advisory agreement except that, to the extent permissible by law and subject to future Board approval, DeAM, Inc. would be authorized to appoint certain affiliates as sub advisor to perform certain of DeAM, Inc.'s duties.

Investment Company Capital Corp. ("ICCC"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator. The Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.02%.

The Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of the Fund for the 16-month period for the Fund's year end of December 31, 2001, to the extent necessary, to limit all expenses to 0.12% of the average daily net assets of the Fund.

ICCC is also the Fund's accounting and transfer agent. Effective December 16, 2002, the Trustees approved changing the Fund's transfer agent from Investment Company Capital Corp. to Scudder Investments Service Co.

Deutsche Bank Trust Company Americas, an affiliate of the Advisor and Administrator, is the Fund's custodian.

Certain officers and trustees of the Fund are also officers or Trustees of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Fund for serving in these capacities. The Fund pays each Trustee not affiliated with Deutsche Bank AG retainer fees plus specified amounts for attended board and committee meetings.

Note 3-Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.625 percent.

Note 4-Subsequent Event

On November 5, 2002 Deutsche Bank AG ("DBAG") agreed to sell its Global Securities Services business to State Street Bank Corp. ("State Street"). This sale included U.S. custody, securities lending, and other processing services located in Europe, Asia, and the Americas and the transaction closed on January 31, 2003 (the "Closing Date"). The actual transition and migration of assets, technology, and infrastructure will take more than a year to complete. Deutsche Bank Trust Company Americas ("DBT Co.") currently is the custodian to the Funds. DBT Co.'s custody business is one of the businesses affected by the transaction with State Street. Since many of DBT Co.'s employees became State Street employees on the Closing Date, the Fund's Board approved on December 16, 2002 an interim outsourcing arrangement that allows State Street to provide custodial services to the Funds, subject to DBT Co. oversight. On or about February 24, 2003 the Board will consider whether to appoint State Street as the Funds' permanent custodian.

Shareholder Meeting Results

A Special Meeting of Shareholders of Daily Assets Fund Institutional (the "Fund"), a series of BT Institutional Funds (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the even of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	14,119,807,104	45,962,686
S. Leland Dill	14,114,521,444	51,248,346
Martin J. Gruber	14,119,808,691	45,961,099
Richard T. Hale	14,119,807,010	45,962,780
Joseph R. Hardiman	14,119,808,691	45,961,099
Richard J. Herring	14,119,808,691	45,961,099
Graham E. Jones	14,114,521,466	51,248,324
Rebecca W. Rimel	14,119,808,691	45,961,099
Philip Saunders, Jr.	14,114,521,466	51,248,324
William N. Searcy	14,119,807,104	45,962,686
Robert H. Wadsworth	14,119,808,691	45,961,099

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between the fund and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
8,279,171,477	0	0

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Deutsche Asset Management mutual funds, Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and Scudder Distributors, Inc.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

If you have questions about our privacy policy, please contact us as (800) 730-1313, or write to:

Deutsche Asset Management
Attention: Correspondence
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

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